Exhibit 10.1
TERMINATION AGREEMENT

This termination agreement (“Termination Agreement”) terminating the Employment Agreement by and between Cinemark Holdings, Inc. (the “Company”) and Lee Roy Mitchell (“Mitchell”) (each, a “Party” and together, the “Parties”) is dated May 19, 2022.

RECITALS

WHEREAS, the Company and Mitchell are parties to that certain Employment Agreement dated December 15, 2008, as amended by the First Amendment to Employment Agreement dated November 12, 2014 (the “Employment Agreement”);

WHEREAS, Mitchell wishes to voluntarily resign from his position as an Executive Chairman of the Board of the Company and from all executive and Board positions of all of the Company’s subsidiaries and terminate the Employment Agreement with the Company;

WHEREAS, Mitchell and the Company deem it to be in the best interest of the Parties to mutually terminate the Employment Agreement as of the date above written; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants and obligations of the Parties contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree as follows:

AGREEMENT

1.
Mitchell hereby resigns as Executive Chairman of the Board of the Company and resigns all executive and Board positions of the Company’s subsidiaries.  Mitchell shall, however, continue as a member of the Board of Directors of the Company.

2.	Mitchell and the Company hereby agree that the Employment Agreement is voluntarily terminated as of the date hereof and Mitchell hereby agrees to relinquish any rights under the Employment Agreement.
3.	Upon execution of this Termination Agreement, the Parties agree that the Employment Agreement has no further force or effect.

[Signature Page Follows]

  IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.

CINEMARK HOLDINGS, INC.

By:	/s/ Michael Cavalier

Michael Cavalier
Executive Vice President-General Counsel and Business Affairs

LEE ROY MITCHELL

/s/ Lee Roy Mitchell

Lee Roy Mitchell